SUPPLEMENT TO

CALVERT INCOME FUND PROSPECTUS

Class A, Class B and Class C Prospectus dated January 31, 2008

Class I (Institutional) Prospectus dated January 31, 2008

Class R (Retirement) Prospectus dated January 31, 2008

Class Y Prospectus dated February 29, 2008

Date of Supplement: April 30, 2008

In the portfolio manager chart under "Portfolio Management" in the Prospectus (page 41 of Class A, Class B and Class C; page 21 of Class I (Institutional); page 16 of Class R (Retirement); and page 23 of Class Y), insert the following portfolio manager data after the information provided for Gregory Habeeb:
Name of Portfolio Manager	Title	Length of Service with Advisor	Business Experience During Last 5 Years	Role on Management Team
Michael Abramo (Calvert Income Fund only)	Portfolio Manager	Since January 1999	Mr. Abramo has been a member of the Taxable Fixed Income team since 1999. Mr. Abramo became a Portfolio Manager for this Fund in March 2008.	Co-Portfolio Manager